InvestEd Portfolios

Supplement dated October 14, 2016 to the

InvestEd Portfolios Statement of Additional Information

dated April 29, 2016

as supplemented September 30, 2016

The following information supplements and supersedes any contrary information in the statement of additional information.

Effective immediately, the statement of additional information is revised as follows:

Effective immediately, Ivy Government Money Market Fund replaces Waddell & Reed Advisors Cash Management as an Underlying Fund of the Portfolios. All references to Waddell & Reed Advisors Cash Management in the Investment Strategies, Policies and Practices of the Underlying Funds section beginning on page 6 are changed to Ivy Government Money Market Fund. All remaining references to Waddell & Reed Advisors Cash Management are deleted in their entirety and replaced as shown below.

The third sentence of the first paragraph of the “Investment Strategies, Policies and Practices of the Underlying Funds — Indexed Securities and Structured Notes” section on page 13 is deleted in its entirety.

The following is inserted as a new paragraph at the end of the “Investment Advisory and Other Services — Payments for Management, Accounting, Administrative and Shareholder Services — Management Fees — Ivy Limited-Term Bond Fund” section on page 58:

Ivy Government Money Market Fund: 0.35% of net assets up to $1 billion; and 0.30% of net assets over $1 billion.

The following is inserted as a new row at the end of the “Management of the Portfolios — Management Fees” table at the top of page 59:

Underlying Fund	Fiscal Year End	Net Management Fees Paid
Ivy Government Money Market Fund	March 31, 2016	0.19	%*

*	In light of current market conditions, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Ivy Government Money Market Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Government Money Market Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

The following is inserted as a new row at the end of the “Management of the Portfolios — Management Fees” table at the bottom of page 59:

The management fees paid to IICO during the past three fiscal years for Ivy Government Money Market Fund were as follows:

	March 31, 2016		March 31, 2015		March 31, 2014
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Government Money Market Fund	$349,414	$684,051	$83,802	$690,008	$171,427	$808,235

Supplement	Statement of Additional Information	1

The following replaces the second and third paragraphs of the “Investment Advisory and Other Services — Administrative and Shareholder Servicing Fee” section on page 60:

Under the Shareholder Servicing Agreement for each of the Waddell & Reed Advisors underlying funds, the fund pays WISC a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y shares for the preceding month.

Under the Shareholder Servicing Agreement for Ivy International Core Equity Fund and Ivy Limited-Term Bond Fund, with respect to Class R6 shares, the fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of Class R6 shares for the preceding month. Ivy Government Money Market Fund pays WISC a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month.

The following replaces the third paragraph of the “Investment Advisory and Other Services — Accounting Services Fee” section on page 60:

Each Portfolio invests its assets almost exclusively in the Class Y shares of the underlying Waddell & Reed Advisors Funds and, for certain Portfolios, the Class R6 shares of Ivy International Core Equity Fund and Ivy Limited-Term Bond Fund (Class A shares for Ivy Government Money Market Fund), and these investments are made without the payment of any commission or other sales charge.

The following replaces the second full paragraph of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges” section on page 70:

Shares of Waddell & Reed Advisors Cash Management or Ivy Government Money Market Fund are not eligible for either Rights of Accumulation or LOI privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

The following replaces the third sentence of the first paragraph of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges — Other Funds within Waddell & Reed Advisors Funds, Ivy Funds and InvestEd Portfolios” section on page 70:

For these purposes, Class A shares of Waddell & Reed Advisors Cash Management or Class A or E shares of Ivy Government Money Market Fund that were acquired by exchange of another fund within Waddell & Reed Advisors Funds or Ivy Funds in Class A or Class E shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, also are taken into account.

The following replaces the second sentence of the second paragraph of the “Purchase, Redemption and Pricing of Shares — Reasons for Differences in the Public Offering Price of Trust Shares” section on page 71:

Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Waddell & Reed Advisors Cash Management or Ivy Government Money Market Fund are subject to the sales charge applicable to the Portfolio being exchanged into, unless the shares of Waddell & Reed Advisors Cash Management or Ivy Government Money Market Fund were previously acquired by an exchange from Class A shares of another fund within Waddell & Reed Advisors Funds or Ivy Funds on which a sales charge was already paid.

The following replaces the last sentence of the first full paragraph of the “Purchase, Redemption and Pricing of Shares — Determination of Offering Price” section on page 74:

However, Ivy Government Money Market Fund is designed so that the value of each share of the fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although there is no assurance that the fund will be successful in meeting this objective.

The following replaces the “Purchase, Redemption and Pricing of Shares — Valuation — Waddell & Reed Advisors Cash Management” section beginning on page 75:

Valuation — Ivy Government Money Market Fund (the “Fund” for purposes of this section)

Ivy Government Money Market Fund operates under Rule 2a-7, which permits it to value its portfolio securities on the basis of amortized cost, provided it meets certain conditions. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

2	Statement of Additional Information	Supplement

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund’s shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund’s shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Fund’s Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. As required, such procedures include review of the Fund’s portfolio holdings by the Fund’s Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s NAV calculated by using available market quotations or an appropriate substitute that reflects current market conditions (market valuation) deviates from the per share value based on amortized cost.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, the Fund’s Board must promptly consider what action, if any, will be initiated. When the Fund’s Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payments of distributions from capital or net realized capital gains (if any), redemptions of shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Ivy Government Money Market Fund’s shares and liquidating the Fund.

The following replaces the second full paragraph of the “Portfolio Holdings Disclosure” section on page 78:

Information concerning Ivy Government Money Market Fund’s portfolio holdings is posted at www.ivyinvestments.com, 5 business days after the end of each month and remains posted on the website for at least 6 months thereafter. In addition, information concerning Ivy Government Money Market Fund’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

Supplement	Statement of Additional Information	3